UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 25, 2020

Date of Report (Date of earliest event reported)

GLASSBRIDGE ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14310	41-1838504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 East 57th Street, Suite 1-A New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 220-3300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 25, 2020, the board of directors of GlassBridge Enterprises, Inc. (“Company”) amended, effective immediately, provisions of Company’s bylaws regarding the date as of which stockholder proposals or director nominations must be received at an annual meeting occurring more than 30 days before or after the anniversary of the previous year’s annual meeting. Before being amended the bylaws required a stockholder proposal or director nomination to be received by Company before the later of (a) the close of business on the 10th day following the day on which such notice of the date of the annual or special meeting was mailed or the day on which public disclosure of the date of the annual or special meeting was made, whichever first occurs and (b) the close of business on the day which is 90 days prior to the date of the annual or special meeting. The amendment extended the 10-day period to 21 days.

Item 8.01 Other Events.

On September 25, 2020, the board of directors of GlassBridge Enterprises, Inc. (“Company”) rescheduled Company’s 2020 annual stockholders meeting: The meeting will be held December 22, 2020, and the record date has been changed to October 30, 2020.

Any proposal that a stockholder wishes to be included in the proxy statement for the meeting must be received by Company, at its principal executive offices, 411 East 57th Street, Suite 1-A, New York NY 10022, by October 19, 2020 (the “Submission Date”) and otherwise submitted in compliance with Securities and Exchange Commission rules. Any other proposal or any nomination of a director for election at the 2020 meeting must be received by the registrant at its principal executive offices by the Submission Date and otherwise submitted in compliance with company’s bylaws, a copy of which may be obtained by writing to Company’s corporate secretary. The Company intends to nominate two individuals, as Class II directors, and one individual as a Class III director, for election at the meeting.

Item 9.01 Financial Statements and Exhibits.

Exhibit no.	Exhibit

3.1	Amended and Restated Bylaws

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2020

GLASSBRIDGE ENTERPRISES, INC.

By:	/s/ Daniel Strauss
Name:	Daniel Strauss
Title:	Chief Executive Officer

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